UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 6, 2007

Moscow CableCom Corp.

(Exact name of registrant as specified in its charter)

Commission file number:  000-01460

Delaware	06-0659863
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

153 East 53rd Street, 58th Floor	10022
New York, New York	(Zip Code)
(Address of Principal Executive Offices)

(212) 826-8942
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Item 8.01.  Other Events.

On June 6, 2007, Moscow CableCom Corp. (the "Company") issued a press release announcing that it had received a notice from the Nasdaq Stock Market that, as a result of the Company having filed its Quarterly Report on Form 10-Q for the three months ended March 31, 2007, the de-listing procedure of the Company’s Common Stock had been terminated as the Company had regained compliance with the Nasdaq’s listing requirements contained in Marketplace Rule 4310(c)(14).

A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Also, on June 8, 2007, the Company issued a press release announcing information with respect to the growth of its homes passed network and the number of subscribers for its broadband services for the month of May 2007.

A copy of the Company’s press release is attached hereto as Exhibit 99.2 and is hereby incorporated by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibits

The following are furnished as Exhibits to this report:

Exhibit Number

Description of Exhibit

99.1

                                                            Press release dated June 6, 2007

99.2

                                                            Press release dated June 8, 2007

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MOSCOW CABLECOM CORP.
(Registrant)

/s/ Tate Fite        _

Name: Tate Fite
Title:  Chief Financial Officer

Date:  June 8, 2007

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